Fees Summary	Sep. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,193,082,000.00
Previously Paid Amount	0.00
Total Fee Amount	182,660.86
Total Offset Amount	0.00
Net Fee	$ 182,660.86
Final Prospectus	false